Exhibit 99.2

Supplemental Information

For the three and nine months ended September 30, 2009 and 2008

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Nine Months Ended September 30, 2009 and 2008

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Year-to-Date Income Statements	Page 2
Components of Minimum Rents and Other Revenue	Page 3
Components of Other Operating Expenses	Page 4
Summary Financial Statement Information for Unconsolidated Entities	Page 5
Calculation of Funds from Operations and FFO Payout Ratio	Page 6
Joint Venture Calculation of FFO and Disclosure of Pro Rata Share of JV Non-Cash Amounts in FFO	Page 7
EBITDA, Operating Ratios and Earnings Per Share	Page 8

Balance Sheet Data:
Consolidated Balance Sheets	Page 9
Market Capitalization and Debt Coverage Ratios	Page 10
Consolidated Debt Schedule	Page 11
Consolidated Debt Maturities Schedule	Page 12
Joint Venture Debt and Debt Maturity Schedule	Page 13

Operational Data:
Occupancy Statistics	Page 14
Leasing Results and Re-leasing Spreads	Page 15
Core Same Mall Portfolio Statistics by Asset Category Wholly Owned Held for Investment	Page 16
Core Same Mall Portfolio Statistics Mall Assets Including Joint Ventures	Page 17
Summary of Significant Tenants	Page 18
Top 10 Regional Mall Tenants	Page 19
Lease Expiration Schedule	Page 20

Development Activity:
Capital Expenditures	Page 21
Development Activity	Page 22

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended September 30,
	2009			2008
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$45,667	$486	$46,153	$47,419	$1,981	$49,400
Percentage rents	1,365	6	1,371	1,455	35	1,490
Tenant reimbursements	22,945	264	23,209	22,845	817	23,662
Out parcel sales	-	-	-	5,000	-	5,000
Other (see components on page 3)	4,591	58	4,649	4,700	133	4,833
Total Revenues	74,568	814	75,382	81,419	2,966	84,385

Expenses:
Property operating expenses	(16,295)	(618)	(16,913)	(16,691)	(1,534)	(18,225)
Real estate taxes	(8,811)	(154)	(8,965)	(8,489)	(379)	(8,868)
	(25,106)	(772)	(25,878)	(25,180)	(1,913)	(27,093)
Provision for doubtful accounts	(1,364)	(14)	(1,378)	(1,309)	(413)	(1,722)
Other operating expenses (see components on page 4)	(2,006)	(52)	(2,058)	(1,813)	(170)	(1,983)
Cost related to sales of out parcels	-	-	-	(4,858)	-	(4,858)
Real estate depreciation and amortization	(18,515)	-	(18,515)	(20,677)	-	(20,677)
Non-real estate depreciation and amortization	(494)	-	(494)	(538)	-	(538)
General and administrative	(4,361)	(3)	(4,364)	(4,473)	-	(4,473)
Total Expenses	(51,846)	(841)	(52,687)	(58,848)	(2,496)	(61,344)

Operating Income	22,722	(27)	22,695	22,571	470	23,041

Interest income	736	1	737	262	7	269
Interest expense	(20,011)	(33)	(20,044)	(20,242)	(1,354)	(21,596)
Loan fee amortization	(599)	(8)	(607)	(481)	(18)	(499)
Equity in loss of unconsolidated real estate entities, net	(759)	-	(759)	(299)	-	(299)
Income from continuing operations	2,089	(67)	2,022	1,811	(895)	916
Discontinued Operations:
Loss on disposition of property	(288)	-	(288)	-	-	-
Loss from operations	(67)	67	-	(895)	895	-
Net income	1,734	-	1,734	916	-	916
Noncontrolling interest in operating partnership	191	-	191	-	-	-

Net income attributable to Glimcher Realty Trust	1,925	-	1,925	916	-	916
Preferred stock dividends	(4,360)	-	(4,360)	(4,360)	-	(4,360)
Net loss to common shareholders	$(2,435)	$-	$(2,435)	$(3,444)	$-	$(3,444)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands)

	Nine Months Ended September 30,
	2009			2008
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$137,914	$2,094	$140,008	$144,385	$6,568	$150,953
Percentage rents	3,624	22	3,646	3,728	143	3,871
Tenant reimbursements	69,382	1,255	70,637	68,689	2,397	71,086
Out parcel sales	1,675	-	1,675	6,060	-	6,060
Other (see components on page 3)	15,944	108	16,052	14,318	398	14,716
Total Revenues	228,539	3,479	232,018	237,180	9,506	246,686

Expenses:
Property operating expenses	(48,591)	(1,962)	(50,553)	(49,590)	(4,562)	(54,152)
Real estate taxes	(27,088)	(519)	(27,607)	(25,918)	(855)	(26,773)
	(75,679)	(2,481)	(78,160)	(75,508)	(5,417)	(80,925)
Provision for doubtful accounts	(4,452)	(315)	(4,767)	(4,318)	(1,718)	(6,036)
Other operating expenses (see components on page 4)	(6,334)	(213)	(6,547)	(5,803)	(472)	(6,275)
Cost related to sales of out parcels	(1,145)	-	(1,145)	(5,177)	-	(5,177)
Real estate depreciation and amortization	(59,301)	-	(59,301)	(59,129)	-	(59,129)
Non-real estate depreciation and amortization	(1,567)	-	(1,567)	(1,538)	-	(1,538)
General and administrative	(13,730)	(16)	(13,746)	(13,048)	(14)	(13,062)
Total Expenses	(162,208)	(3,025)	(165,233)	(164,521)	(7,621)	(172,142)

Operating Income	66,331	454	66,785	72,659	1,885	74,544

Interest income	1,664	9	1,673	791	34	825
Interest expense	(57,723)	(1,207)	(58,930)	(60,568)	(3,761)	(64,329)
Loan fee amortization	(2,000)	(34)	(2,034)	(1,409)	(52)	(1,461)
Equity in loss of unconsolidated real estate entities, net	(1,842)	-	(1,842)	(144)	-	(144)
Income from continuing operations	6,430	(778)	5,652	11,329	(1,894)	9,435
Discontinued Operations:
(Loss) gain on disposition of properties	(288)	-	(288)	1,252	-	1,252
Impairment losses, net	(183)	-	(183)	-	-	-
Loss from operations	(778)	778	-	(1,894)	1,894	-
Net income	5,181	-	5,181	10,687	-	10,687
Noncontrolling interest in operating partnership	579	-	579	-	-	-
Net income attributable to Glimcher Realty Trust	5,760	-	5,760	10,687	-	10,687
Preferred stock dividends	(13,078)	-	(13,078)	(13,078)	-	(13,078)
Net loss to common shareholders	$(7,318)	$-	$(7,318)	$(2,391)	$-	$(2,391)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

Components of Minimum Rents and Other Revenue
(in thousands)

	Three Months Ended September 30,
	2009			2008
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$45,811	$527	$46,338	$47,829	$1,975	$49,804
Termination income	77	-	77	83	-	83
Straight-line rents	(221)	(41)	(262)	(493)	6	(487)
Total Minimum Rents	$45,667	$486	$46,153	$47,419	$1,981	$49,400

Components of Other Revenue:
Fee income	$899	$-	$899	$1,005	$-	$1,005
Specialty leasing and sponsorship income	2,550	21	2,571	2,652	90	2,742
Other	1,142	37	1,179	1,043	43	1,086
Total Other Revenue	$4,591	$58	$4,649	$4,700	$133	$4,833

	Nine Months Ended September 30,
	2009			2008
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$138,145	$2,168	$140,313	$144,184	$6,468	$150,652
Termination income	471	10	481	1,209	30	1,239
Straight-line rents	(702)	(84)	(786)	(1,008)	70	(938)
Total Minimum Rents	$137,914	$2,094	$140,008	$144,385	$6,568	$150,953

Components of Other Revenue:
Fee income	$3,055	$-	$3,055	$3,411	$-	$3,411
Specialty leasing and sponsorship income	7,456	57	7,513	7,346	290	7,636
Other (1)	5,433	51	5,484	3,561	108	3,669
Total Other Revenue	$15,944	$108	$16,052	$14,318	$398	$14,716

Note: Pre FAS 144 column includes both continuing and discontinued operations.
(1) Includes a $1,482 gain on the sale of an operating asset that occurred during the first 3 months ended March 31, 2009. This gain is excluded from FFO.

Components of Other Operating Expenses
(in thousands)

	Three Months Ended September 30,
	2009			2008
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$214	$-	$214	$220	$-	$220
Discontinued development write offs	51	-	51	-	-	-
Specialty leasing costs	412	3	415	395	72	467
Other	1,329	49	1,378	1,198	98	1,296
Total Other Operating Expenses	$2,006	$52	$2,058	$1,813	$170	$1,983

	Nine Months Ended September 30,
	2009			2008
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$806	$-	$806	$578	$-	$578
Discontinued development write offs	236	-	236	326	-	326
Speciality leasing costs	1,297	42	1,339	1,319	199	1,518
Other	3,995	171	4,166	3,580	273	3,853
Total Other Operating Expenses	$6,334	$213	$6,547	$5,803	$472	$6,275

Note: Pre FAS 144 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended September 30, 2009		For the Three Months Ended September 30, 2008
		Company's Pro-Rata		Company's Pro-Rata
		Share of Joint Venture		Share of Joint Venture
	Total	Operations	Total	Operations
Statements of Operations

Total revenues	$8,101	$4,203	$8,400	$4,367
Operating expenses	(5,156)	(2,669)	(4,666)	(2,426)
Net operating income	2,945	1,534	3,734	1,941
Depreciation and amortization	(2,545)	(1,315)	(2,973)	(1,546)
Other expenses, net	(8)	(4)	(4)	(2)
Interest expense, net	(1,880)	(970)	(1,323)	(688)
Net loss	(1,488)	(755)	(566)	(295)
Preferred dividend	(8)	(4)	(8)	(4)
Net loss to partnership	$(1,496)	$(759)	$(574)	$(299)

GPLP's share of loss from investment in joint ventures	$(759)		$(299)

	For the Nine Months Ended September 30, 2009		For the Nine Months Ended September 30, 2008
		Company's Pro-Rata		Company's Pro-Rata
		Share of Joint Venture		Share of Joint Venture
	Total	Operations	Total	Operations
Statements of Operations

Total revenues	$23,051	$11,968	$24,887	$12,940
Operating expenses	(13,903)	(7,203)	(13,059)	(6,790)
Net operating income	9,148	4,765	11,828	6,150
Depreciation and amortization	(8,044)	(4,158)	(7,231)	(3,760)
Other expenses, net	(25)	(13)	(13)	(7)
Interest expense, net	(4,687)	(2,424)	(4,837)	(2,515)
Net loss	(3,608)	(1,830)	(253)	(132)
Preferred dividend	(23)	(12)	(23)	(12)
Net loss to partnership	$(3,631)	$(1,842)	$(276)	$(144)

GPLP's share of loss from investment in joint ventures	$(1,842)		$(144)

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2009				2008
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations ("FFO"):
Net (loss) income available to common shareholders	$(3,555)	$(1,328)	$(2,435)	$(7,318)	$(261)	$1,314	$(3,444)	$1,723	$(668)
Real estate depreciation and amortization	22,526	18,260	18,515	59,301	19,088	19,364	20,677	20,474	79,603
Equity in loss (income) of unconsolidated entities	357	726	759	1,842	(203)	48	299	565	709
Pro-rata share of joint venture funds from operations	1,149	595	526	2,270	1,272	1,063	1,230	1,161	4,726
Noncontrolling interest in operating partnership	(281)	(107)	(191)	(579)	-	-	-	-	-
(Gain) loss on disposition of properties	(1,482)	-	288	(1,194)	-	(1,252)	-	8	(1,244)
FFO	$18,714	$18,146	$17,462	$54,322	$19,896	$20,537	$18,762	$23,931	$83,126

Adjusted Funds from Operations:
FFO	$18,714	$18,146	$17,462	$54,322	$19,896	$20,537	$18,762	$23,931	$83,126
Add back: impairment adjustments	183	-	-	183	-	-	-	-	-
Adjusted Funds from Operations	$18,897	$18,146	$17,462	$54,505	$19,896	$20,537	$18,762	$23,931	$83,126

Weighted average common shares outstanding - diluted (including common stock equivalents)	40,866	41,145	44,053	41,989	40,701	40,790	40,783	40,791	40,762

FFO per diluted share	$0.46	$0.44	$0.40	$1.29	$0.49	$0.50	$0.46	$0.59	$2.04
Add back impairment adjustments	0.00	-	-	0.00	-	-	-	-	-
Adjusted FFO per diluted share	$0.46	$0.44	$0.40	$1.30	$0.49	$0.50	$0.46	$0.59	$2.04

	2009				2008
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.1000	$0.1000	$0.1000	$0.3000	$0.3200	$0.3200	$0.3200	$0.3200	$1.2800
FFO payout ratio after add back of impairment losses	21.6%	22.7%	25.2%	23.1%	65.5%	63.6%	69.6%	54.5%	62.8%

	2009				2008
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Supplemental disclosure of amounts included in FFO for wholly owned properties
Deferred leasing costs	$1,063	$1,119	$937	$3,119	$1,217	$1,478	$1,321	$1,223	$5,239
Straight-line adjustment as (decrease) increase to FFO	$(596)	$72	$(262)	$(786)	$(235)	$(215)	$(487)	$(832)	$(1,769)
Fair value of debt amortized as reduction to interest expense	$42	$42	$42	$126	$42	$42	$42	$42	$168
Intangible and inducement amortization as a net increase (decrease) to base rents	$78	$329	$235	$642	$242	$338	$354	$(96)	$838
Discontinued development write-off's	$-	$185	$51	$236	$326	$-	$-	$47	$373
Impairment adjustments	$(183)	$-	$-	$(183)	$-	$-	$-	$-	$-

JOINT VENTURE CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO RATA SHARE OF JOINT VENTURE
NON-CASH AMOUNTS IN FFO
(in thousands)

	2009				2008
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Joint Venture Funds from Operations:
Net (loss) income available to partnership	$(711)	$(1,424)	$(1,496)	$(3,631)	$390	$(92)	$(574)	$(1,084)	$(1,360)
Real estate depreciation and amortization	2,898	2,549	2,487	7,934	2,055	2,136	2,939	3,320	10,450
FFO	$2,187	$1,125	$991	$4,303	$2,445	$2,044	$2,365	$2,236	$9,090

Pro-rata share of joint venture funds from operations	$1,149	$595	$526	$2,270	$1,272	$1,063	$1,230	$1,161	$4,726

	2009				2008
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Non-cash amounts included in FFO (pro-rata share of joint venture)
Straight-line adjustment as increase (decrease) to net income	$15	$(24)	$(58)	$(67)	$48	$23	$50	$(13)	$108
Fair value of debt amortized as increase to interest expense	$-	$-	$-	$-	$25	$17	$-	$-	$42
Intangible amortization as an increase to minimum rents	$217	$216	$345	$778	$286	$258	$446	$668	$1,658

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2009				2008
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Calculation of EBITDA:
Net income attributable to Glimcher Realty Trust	$804	$3,031	$1,925	$5,760	$4,098	$5,673	$916	$6,082	$16,769
Interest expense (continuing and discontinued operations)	19,621	19,265	20,044	58,930	21,701	21,032	21,596	20,879	85,208
Loan fee amortization (continuing and discontinued operations)	655	772	607	2,034	469	493	499	615	2,076
Taxes (continuing and discontinued operations)	370	557	462	1,389	226	322	273	204	1,025
Depreciation and amortization (continuing and discontinued operations)	23,058	18,801	19,009	60,868	19,554	19,898	21,215	21,029	81,696
EBITDA	44,508	42,426	42,047	128,981	46,048	47,418	44,499	48,809	186,774
Noncontrolling interest in operating partnership	(281)	(107)	(191)	(579)	-	-	-	-	-
(Gain) loss on disposition of properties and impairment charges	(1,299)	-	288	(1,011)	-	(1,252)	-	8	(1,244)
Adjusted EBITDA	$42,928	$42,319	$42,144	$127,391	$46,048	$46,166	$44,499	$48,817	$185,530

Operating Ratios Excluding Held-for-Sale Properties:
General and administrative / total revenues	6.3%	5.9%	5.8%	6.0%	5.3%	5.7%	5.5%	6.0%	5.6%
Tenant reimbursements / (real estate taxes + property operating expenses)	91.4%	92.3%	91.4%	91.7%	90.8%	91.4%	90.7%	90.7%	90.9%

Operating Ratios Including Held-for-Sale Properties:
Tenant reimbursements / (real estate taxes + property operating expenses)	90.7%	90.7%	89.7%	90.4%	89.4%	86.8%	87.3%	89.0%	88.1%

Earnings per Share:
Weighted average common shares outstanding - basic	37,864	38,023	41,038	38,986	37,710	37,788	37,795	37,805	37,775
Weighted average common shares outstanding - diluted	40,850	41,009	44,024	41,972	40,701	40,790	37,795	40,791	40,762

(Loss) earnings per share - basic	$(0.09)	$(0.03)	$(0.06)	$(0.19)	$(0.01)	$0.03	$(0.09)	$0.05	$(0.02)

(Loss) earnings per share - diluted	$(0.09)	$(0.03)	$(0.06)	$(0.19)	$(0.01)	$0.03	$(0.09)	$0.04	$(0.02)

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2009			2008
	Mar. 31	June 30	Sept. 30	Dec. 31
Assets:
Land	$246,333	$245,506	$247,949	$245,806
Buildings, improvements and equipment	1,762,355	1,772,277	1,803,253	1,768,589
Developments in progress	101,415	99,600	72,988	103,809
	2,110,103	2,117,383	2,124,190	2,118,204
Less accumulated depreciation	571,520	588,343	604,505	565,894
Property and equipment, net	1,538,583	1,529,040	1,519,685	1,552,310

Deferred leasing costs, net	18,923	18,508	18,888	19,479
Investment in and advances to unconsolidated real estate entities	125,746	131,130	135,650	124,470
Real estate assets held-for-sale	45,423	45,271	4,562	64,774
Investment in real estate, net	1,728,675	1,723,949	1,678,785	1,761,033

Cash and cash equivalents	13,503	14,004	101,554	17,734
Non-real estate assets associated with discontinued operations	1,265	1,282	96	1,989
Restricted cash	12,218	13,842	15,123	14,209
Tenant accounts receivable, net	34,529	33,646	35,537	36,913
Deferred expenses, net	8,212	7,805	8,711	8,272
Prepaid and other assets	36,821	35,156	41,331	36,163
Total Assets	$1,835,223	$1,829,684	$1,881,137	$1,876,313

Liabilities and Equity:
Mortgage notes payable	$1,206,983	$1,219,120	$1,219,643	$1,225,627
Mortgage notes payable associated with discontinued operations	42,229	42,229	-	72,229
Notes payable	392,054	376,413	366,523	362,097
Other liabilities associated with discontinued operations	1,252	531	76	1,937
Accounts payable and accrued expenses	61,033	63,803	64,373	66,457
Distributions payable	8,461	8,463	11,529	17,414
Total Liabilities	1,712,012	1,710,559	1,662,144	1,745,761

Equity:
Series F cumulative preferred stock	60,000	60,000	60,000	60,000
Series G cumulative preferred stock	150,000	150,000	150,000	150,000
Common shares of beneficial interest	380	380	687	378
Additional paid-in capital	564,337	564,601	666,354	564,098
Distributions in excess of accumulated earnings	(644,504)	(649,635)	(658,941)	(637,148)
Other comprehensive loss	(6,476)	(5,381)	(5,004)	(6,776)
Total Glimcher Realty Trust Shareholders' Equity	123,737	119,965	213,096	130,552
Noncontrolling interest	(526)	(840)	5,897	-
Total equity	123,211	119,125	218,993	130,552
Total Liabilities and Equity	$1,835,223	$1,829,684	$1,881,137	$1,876,313

MARKET CAPITALIZATION and DEBT COVERAGE RATIOS
(dollars and shares in thousands, except per share price)

	2009				2008
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Share price (end of period)	$1.40	$2.90	$3.67	$3.67	$11.96	$11.18	$10.44	$2.81	$2.81

Market Capitalization Ratio:
Common shares outstanding	38,009	38,029	68,708	68,708	37,784	37,790	37,797	37,809	37,809
Operating partnership units outstanding	2,986	2,986	2,986	2,986	2,988	2,988	2,988	2,986	2,986
Total common shares and units outstanding at end of period	40,995	41,015	71,694	71,694	40,772	40,778	40,785	40,795	40,795

Valuation - Common shares and operating partnership units outstanding	$57,393	$118,944	$263,117	$263,117	$487,633	$455,898	$425,795	$114,634	$114,634
Valuation - Preferred stock	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000
Total debt (end of period)	1,641,266	1,637,762	1,586,166	1,586,166	1,577,173	1,574,116	1,626,777	1,659,953	1,659,953
Total market capitalization	$1,908,659	$1,966,706	$2,059,283	$2,059,283	$2,274,806	$2,240,014	$2,262,572	$1,984,587	$1,984,587

Debt / Market capitalization	86.0%	83.3%	77.0%	77.0%	69.3%	70.3%	71.9%	83.6%	83.6%
Debt / Market capitalization including pro-rata share of joint ventures	86.6%	84.0%	78.1%	78.1%	70.2%	71.3%	72.7%	84.2%	84.2%

Debt Coverage Ratios:
Interest coverage ratio	2.2	2.2	2.1	2.2	2.1	2.2	2.1	2.3	2.2
(Adjusted EBITDA from page 8 / interest expense)
Debt service coverage ratio	1.8	1.8	1.7	1.8	1.8	1.8	1.7	2.0	1.8
(Adjusted EBITDA / interest expense + scheduled principal payments)

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	Sep. 30,	Dec. 31,	Interest Rates		Interest	Payment	Balloon Pmt.	Final
Fixed Rate	2009	2008	2009	2008	Terms	Terms	at Maturity	Maturity
Johnson City Venture, LLC	$37,422	$37,827	8.37%	8.37%		(a)	$37,026	June 1, 2010
Polaris Center, LLC	38,976	39,423	8.20%	8.20%	(i)	(a)	$38,543	(e)
Catalina Partners, LP	42,250	42,250	4.72%	4.72%	(j)	(b)	$42,250	April 23, 2011
Glimcher Northtown Venture, LLC	40,000	40,000	6.02%	6.02%	(k)	(b)	$40,000	October 21, 2011
Morgantown Mall Associates, LP	39,493	39,951	6.52%	6.52%	(l)	(a)	$38,028	October 13, 2011
Glimcher Ashland Venture, LLC	23,241	23,701	7.25%	7.25%		(a)	$21,817	November 1, 2011
Polaris Lifestyle Center, LLC	23,400	-	5.58%		(m)	(b)	$23,400	February 1, 2012
Dayton Mall Venture, LLC	53,226	54,015	8.27%	8.27%	(i)	(a)	$49,864	(f)
Glimcher WestShore, LLC	90,578	91,921	5.09%	5.09%		(a)	$84,824	September 9, 2012
PFP Columbus, LLC	135,131	137,144	5.24%	5.24%		(a)	$124,572	April 11, 2013
LC Portland, LLC	126,967	128,779	5.42%	5.42%	(i)	(a)	$116,922	(g)
JG Elizabeth, LLC	151,039	153,260	4.83%	4.83%		(a)	$135,194	June 8, 2014
MFC Beavercreek, LLC	104,250	105,686	5.45%	5.45%		(a)	$92,762	November 1, 2014
Glimcher Supermall Venture, LLC	56,907	57,675	7.54%	7.54%	(i)	(a)	$49,969	(h)
Glimcher Merritt Square, LLC	57,000	57,000	5.35%	5.35%		(c)	$52,914	September 1, 2015
RVM Glimcher, LLC	49,591	50,000	5.65%	5.65%		(a)	$44,931	January 11, 2016
WTM Glimcher, LLC	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
EM Columbus II, LLC	42,625	43,000	5.87%	5.87%		(a)	$38,057	December 11, 2016
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(d)	$19,000	November 1, 2028
	1,191,096	1,180,632
Variable Rate
Grand Central, LP	29,811	-	5.50%		(n)	(a)	$29,331	February 1, 2012

Other
Fair Value Adjustment - Polaris Center, LLC	286	607
Fair Value Adjustment - Glimcher Merritt Square, LLC	(1,550)	(1,747)
Extinguished Debt	-	118,364		(o)

Total Mortgage Notes Payable	$1,219,643	$1,297,856

(a)	The loan requires monthly payments of principal and interest.
(b)	The loan requires monthly payments of interest only.
(c)	The loan requires monthly payments of interest only until October 2010, thereafter principal and interest are required.
(d)	The loan requires semi-annual payments of interest.
(e)	The loan matures in June 2030, with an optional prepayment (without penalty) date on June 1, 2010.
(f)	The loan matures in July 2027, with an optional prepayment (without penalty) date on July 11, 2012.
(g)	The loan matures in June 2033, with an optional prepayment (without penalty) date on June 11, 2013.
(h)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.
(i)	Interest rate escalates after optional prepayment date.
(j)	Interest rate of LIBOR plus 165 basis points fixed through a swap agreement at a rate of 4.72% at September 30, 2009 and December 31, 2008.
(k)	Interest rate of LIBOR plus 300 basis points fixed through a swap agreement at a rate of 6.02% at September 30, 2009 and December 31, 2008.
(l)	Interest rate of LIBOR plus 350 basis points fixed through a swap agreement at a rate of 6.52% at September 30, 2009 and December 31, 2008.
(m)	Interest rate is the greater of LIBOR plus 275 basis points or 4.75% and is fixed through a swap agreement at a rate of 5.58% at September 30, 2009.
(n)	Interest rate is the greater of LIBOR plus 350 basis points or 5.50%.
(o)	Interest rates ranging from 4.30% to 8.50% at December 31, 2008.

CONSOLIDATED DEBT MATURITIES SCHEDULE
(dollars in thousands)

	Initial	Extension	Interest	Balance	Principal Payments (d)
Description	Maturity	Option	Rate	9/30/2009	2009	2010	2011	2012	2013	2014	2015	2016	2017+

Wholly Owned Properties
Mall at Johnson City	06/2010		8.37%	$37,422	$144	$37,278
Polaris Towne Center	06/2010		8.20%	38,976	158	38,818
Colonial Park Mall (a)	04/2011		4.72%	42,250	-	-	$42,250
Northtown Mall (a)	10/2011	10/2012	6.02%	40,000	-	-	-	$40,000
Morgantown Mall (a)	10/2011	10/2013	6.52%	39,493	158	660	698	739	$37,238
Ashland Town Center	11/2011		7.25%	23,241	160	668	22,413	-	-
Polaris Lifestyle Center (a)	02/2012	08/2013	5.58%	23,400	-		-	-	23,400
Grand Central Mall	02/2012	02/2014	5.50%	29,811	50	202	213	221	238	$28,887
Dayton Mall	07/2012		8.27%	53,226	278	1,159	1,260	50,529	-	-
WestShore Plaza	09/2012		5.09%	90,578	464	1,902	2,003	86,209	-	-
Polaris Fashion Place	04/2013		5.24%	135,131	695	2,855	3,011	3,155	125,415	-
Lloyd Center	06/2013		5.42%	126,967	627	2,577	2,722	2,856	118,185	-
Jersey Gardens	06/2014		4.83%	151,039	765	3,135	3,292	3,437	3,629	136,781
Mall at Fairfield Commons	11/2014		5.45%	104,250	497	2,043	2,159	2,265	2,409	94,877
Supermall of the Great NW	02/2015		7.54%	56,907	270	1,119	1,208	1,292	1,406	1,517	$50,095
Merritt Square Mall	09/2015		5.35%	57,000	-	185	756	790	843	889	53,537
River Valley Mall	01/2016		5.65%	49,591	158	649	686	719	768	815	863	$44,933
Weberstown Mall	06/2016		5.90%	60,000	-	-	-	-	-	-	-	60,000
Eastland Mall (OH)	12/2016		5.87%	42,625	131	537	570	597	641	680	722	38,747
Tax Exempt Bonds	11/2028		6.00%	19,000	-	-	-	-	-	-	-	-	$19,000
Fair Value Adjustment Amortization - Polaris Towne Center				286	107	179	-	-	-	-	-	-	-
Fair Value Adjustment Amortization - Merritt Square Mall				(1,550)	(66)	(264)	(264)	(264)	(264)	(264)	(164)	-	-

Subtotal (b)				1,219,643	4,596	93,702	82,977	192,545	313,908	264,182	105,053	143,680	19,000

Credit Facility (c)	12/2009	12/2010	2.41%	366,523	-	366,523	-	-	-	-	-	-	-

Total Wholly Owned Maturities				$1,586,166	$4,596	$460,225	$82,977	$192,545	$313,908	$264,182	$105,053	$143,680	$19,000

Total Joint Venture Maturities (pro-rata share)				$99,571	-	$2,327	$15,600	$23,400	$58,244	-	-	-	-

Total Wholly Owned and Joint Venture Maturities				$1,685,737	$4,596	$462,552	$98,577	$215,945	$372,152	$264,182	$105,053	$143,680	$19,000

(a) Interest rates are fixed through various interest rate swap agreements
(b) Weighted Average interest rate for the fixed rate debt was 5.9% as of September 30, 2009 with an initial weighted average maturity of 3.8 years.
(c) $140 million of this balance has been fixed through various interest rate swap agreements
(d) Assumes extension option(s) are exercised by the Company.

JOINT VENTURE DEBT AND DEBT MATURITY SCHEDULE
(dollars in thousands)

	Interest Rate	Loan	Final	Extension	Balance	Principal Payments - Assumes Exercise of Extension Options
Description	9/30/2009	Terms	Maturity	Options (e)	9/30/2009	2009	2010	2011	2012	2013

Fixed Rate Mortgages
Puente Hills Mall, LLC	5.61%	(a)	June 1, 2010	June 1, 2012	$45,000	$-	$-	$-	$45,000	$-
Kierland Crossing, LLC	5.44%	(b)	May 29, 2011	May 29, 2013	116,488	-	-	-	-	116,488
Total Fixed Rate Mortgages					161,488	-	-	-	45,000	116,488

Variable Rate Mortgages
Surprise Peripheral Venture, LLC	2.00%	(c)	October 1, 2009	October 1, 2010	4,653	-	4,653	-	-	-
Tulsa Promenade , LLC	7.00%	(d)	March 14, 2011		30,000	-	-	30,000	-	-
Total Variable Rate Mortgages					34,653	-	4,653	30,000	-	-

Total Joint Venture Mortgages					$196,141	$-	$4,653	$30,000	$45,000	$116,488

Joint Venture Debt (Pro Rata Share)					$99,571	$-	$2,327	$15,600	$23,400	$58,244

(a) Interest rate of LIBOR plus 235 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.
(b) Interest rate of LIBOR plus 150 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.
(c) Interest rate of LIBOR plus 175 basis points, loan requires monthly payments of interest only.
(d) Interest rate is the greater of 7.00% or LIBOR plus 4.00%. The loan requires monthly payments of interest only, however net cash flows from the property will be used to reduce the principal balance on a quarterly basis.

(e) Loan may be extended to date indicated subject to certain loan extension fees and conditions

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008

Core Malls (2)
Mall Anchors	93.1%	93.1%	93.1%	94.0%	98.6%
Mall Stores	91.9%	90.3%	91.2%	94.4%	93.1%
Total Consolidated Mall Portfolio	92.6%	92.1%	92.4%	94.1%	96.6%

Mall Portfolio - including Joint Ventures (3)
Mall Anchors	93.7%	93.7%	93.3%	93.8%	98.2%
Mall Stores	91.5%	90.3%	91.2%	93.8%	92.6%
Total Mall Portfolio	92.9%	92.4%	92.5%	93.8%	96.2%

(1) Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.
(2) Excludes the Company's held-for-sale malls and joint venture malls.
(3) Excludes the Company's held-for-sale malls.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (excludes held-for-sale and joint venture properties)
The following table summarizes the new and rollover lease activity by type for the nine months ended September 30, 2009:

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Rollover
Property Type	Leases	Leases	Total	Leases	Leases	Total
Mall Anchors	65,464	37,244	102,708	$7.00	$9.00	$7.73
Mall Stores	118,471	376,293	494,764	$45.17	$26.68	$31.69

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three and nine months ended September 30, 2009, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents						Percent
	New	Rollover		New	Prior	Rollover	Prior	Total	Total Prior	Change in
Property Type	Leases	Leases	Total	Leases	Tenants	Leases	Rent	New/Rollover	Tenants/Rent	Base Rent

Three months ended September 30, 2009
Mall Anchors	65,464	37,244	102,708	$7.00	$7.50	$9.00	$13.29	$7.73	$9.60	-20%
Mall Stores	22,659	107,932	130,591	$40.23	$33.57	$29.88	$28.76	$31.68	$29.59	7%

Nine months ended September 30, 2009
Mall Anchors	65,464	37,244	102,708	$7.00	$7.50	$9.00	$13.29	$7.73	$9.60	-20%
Mall Stores	68,394	251,434	319,828	$53.54	$47.34	$27.82	$28.27	$33.32	$32.34	3%

CORE SAME MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
WHOLLY OWNED HELD FOR INVESTMENT
as of September 30, 2009

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) September 2009	Avg. Mall Store Sales PSF (1) September 2008	Mall Store Occupancy 9/30/2009	Mall Store Occupancy 9/30/2008	% of Mall Portfolio NOI (2)

MARKET DOMINANT

Jersey Gardens	Elizabeth, NJ	1	1,302,048
Lloyd Center	Portland, OR	23	1,475,360
Mall at Fairfield Commons	Dayton, OH	59	1,139,044
Mall at Johnson City	Johnson City, TN	>100	565,659
Polaris Fashion Place	Columbus, OH	32	1,551,530
Weberstown Mall	Stockton, CA	76	858,705
WestShore Plaza	Tampa, FL	19	1,058,661
			7,951,007	$412	$443	94.4%	95.7%	62%

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) September 2009	Avg. Mall Store Sales PSF (1) September 2008	Mall Store Occupancy 9/30/2009	Mall Store Occupancy 9/30/2008	% of Mall Portfolio NOI (2)

TRADE AREA DOMINANT

Ashland Town Center	Ashland, KY	>100	417,410
Colonial Park Mall	Harrisburg, PA	94	743,642
Dayton Mall	Dayton, OH	59	1,416,977
Eastland Mall (OH)	Columbus, OH	32	999,078
Grand Central Mall	Parkersburg, WV	>100	845,889
Indian Mound Mall	Columbus, OH	32	557,716
Merritt Square Mall	Merritt Island, FL	27	819,392
Morgantown Mall	Morgantown, WV	>100	557,954
New Towne Mall	New Philadelphia, OH	>100	513,648
Northtown Mall	Minneapolis, MN	16	713,874
River Valley Mall	Columbus, OH	32	586,517
Supermall of the Great NW	Seattle, WA	15	942,593
			9,114,690	$283	$296	89.4%	90.8%	38%

CORE MALLS - WHOLLY OWNED HELD FOR INVESTMENT			17,065,697	$349	$369	91.9%	93.1%	100%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Based on net operating income for the nine months ended September 30, 2009.

CORE SAME MALL PORTFOLIO STATISTICS
MALL ASSETS INCLUDING JOINT VENTURES
as of September 30, 2009

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) September 2009	Avg. Mall Store Sales PSF (1) September 2008	Mall Store Occupancy 9/30/2009	Mall Store Occupancy 9/30/2008

CORE MALLS - WHOLLY OWNED HELD FOR INVESTMENT (from page 16)			17,065,697	$349	$369	91.9%	93.1%

Joint Ventures (2)

Puente Hills Mall	City of Industry, CA	2	1,086,184
Tulsa Promenade	Tulsa, OK	53	926,606

TOTAL JOINT VENTURES			2,012,790	$259	$275	87.1%	87.8%

TOTAL MALLS INCLUDING JOINT VENTURES			19,078,487	$340	$362	91.5%	92.6%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Company has a 52% ownership interest in these properties.

SUMMARY OF SIGNIFICANT TENANTS
As of September 30, 2009

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

					% of Total
				Annualized	Annualized
		Number of	GLA of	Minimum	Minimum
Tenant Name	Tenant DBA's in Portfolio	Stores	Stores	Rent	Rent

Gap, Inc.	Banana Republic, Gap, Old Navy	27	408,460	$6,115,724	3.1%
Limited Brands, Inc.	Bath & Body Works/White Barn Candle, Victoria's Secret	42	195,188	5,085,965	2.6%
Signet Jewelers LTD	Kay Jewelers, JB Robinson, Jared Jewelers, others	36	66,240	4,281,662	2.2%
AMC Theater		2	148,344	4,189,000	2.1%
Foot Locker, Inc.	Champs Sports, Footlocker, Foot Action USA	41	156,433	3,969,180	2.0%
Bon Ton	Bon Ton, Elder Beerman, Herbergers	11	1,126,171	3,502,419	1.8%
Bain Capital	Cohoes Fashion, Burlington Coat	6	405,506	3,456,310	1.7%
JCPenney Company, Inc.		18	1,882,705	3,392,640	1.7%
Sears Holding Corp.	Great Indoors, K-Mart, Sears	22	2,500,330	2,934,797	1.5%
Forever 21, Inc.		8	130,232	2,908,818	1.5%
American Eagle Outfitters	American Eagle, aerie	17	97,656	2,631,964	1.3%
Genesco Inc.	Hat World, Lids, Johnston & Murphy, Journeys, Shi, Underground Station	44	63,719	2,621,586	1.3%
Luxottica Group	Lenscrafters, Pearle Vision, Sunglass Hut, Watch Station	34	81,584	2,539,111	1.3%
Zale Corp.	Piercing Pagoda, Zales Jewelers, Silver & Gold	29	27,163	2,424,600	1.2%
Saks Inc.	Saks Fifth Avenue, Saks Off Fifth	3	228,156	2,360,100	1.2%
Finish Line, Inc.	Finish Line	19	104,217	2,060,142	1.0%
Abercrombie & Fitch, Inc.	Abercrombie, Abercrombie & Fitch, Hollister, Gilly Hicks Outlet	18	117,076	2,044,638	1.0%

Total tenants representing > 1.0%		377	7,739,180	$56,518,656	28.5%

Note: Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of September 30, 2009

Mall Stores (ranked by percent of total minimum mall rents)
				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Limited Brands, Inc.	42	195,188	$5,085,965	2.7%
Signet Jewelers LTD	35	60,460	$4,195,422	2.2%
Foot Locker, Inc.	41	156,433	$3,969,180	2.1%
Gap, Inc.	21	242,987	$3,718,176	2.0%
American Eagle Outfitters	17	97,656	$2,631,964	1.4%
Genesco, Inc.	44	63,719	$2,621,586	1.4%
Luxottica Group	34	81,584	$2,539,111	1.3%
Zale Corp.	29	27,163	$2,424,600	1.3%
Finish Line, Inc.	19	104,217	$2,060,142	1.1%
Abercrombie & Fitch, Inc.	18	117,076	$2,044,638	1.1%

Mall Anchors (ranked by total GLA)
			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Sears Holding Corp.	17	2,313,188	$1,790,127	12.1%
JCPenney Company, Inc.	15	1,841,903	$3,392,640	9.6%
Macy's, Inc.	9	1,693,944	$255,000	8.9%
Bon-Ton Department Stores, Inc.	11	1,126,171	$3,502,419	5.9%
Dillard's	3	522,967	$-	2.7%
Belks	6	416,131	$1,756,852	2.2%
Bain Capital	5	390,950	$3,235,572	2.0%
Saks Inc.	3	228,156	$2,360,100	1.2%
Boscov's	1	182,609	$-	1.0%
Nordstrom	2	175,025	$387,215	0.9%

Note: Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of September 30, 2009

Total Portfolio

					Percent of						Percent of
		Anchor	Store	Total	Occupied				Anchor	Store	Annualized
		Square	Square	Square	GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Feet	Feet	Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2009	148	-	323,111	323,111	1.8%	$-	$6,824,568	$6,824,568	$-	$26.87	3.5%
2010	442	611,556	1,110,153	1,721,709	9.3%	3,856,375	20,718,760	24,575,135	$6.31	$21.94	12.2%
2011	391	1,235,253	917,170	2,152,423	11.7%	4,699,838	24,878,941	29,578,779	$4.91	$28.96	15.1%
2012	290	871,990	818,251	1,690,241	9.2%	3,198,084	20,663,656	23,861,740	$4.64	$28.92	12.2%
2013	166	850,197	546,428	1,396,625	7.6%	2,466,077	12,191,856	14,657,933	$2.90	$26.80	7.5%
Thereafter	782	8,395,593	2,752,460	11,148,053	60.4%	34,012,390	63,656,743	97,669,133	$8.07	$26.83	49.5%
	2,219	11,964,589	6,467,573	18,432,162	100.0%	$48,232,764	$148,934,524	$197,167,288	$6.59	$26.60	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.
Note: Information includes wholly-owned and comparable joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended September 30, 2009			Three months ended September 30, 2008

	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2009	Share	Total	2008	Share	Total

New developments	$21	$7,493	$7,514	$236	$11,467	$11,703

Redevelopment projects	$2,408	$-	$2,408	$23,308	$34	$23,342

Renovation with no incremental GLA	$340	$-	$340	$184	$5	$189

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$1,735	$-	$1,735	$-	$-	$-
Non-anchor stores	3,123	94	3,217	3,353	24	3,377
Operational capital expenditures	2,058	279	2,337	770	185	955
Total Property Capital Expenditures	$6,916	$373	$7,289	$4,123	$209	$4,332

	Nine months ended September 30, 2009			Nine months ended September 30, 2008

	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2009	Share	Total	2008	Share	Total

New developments	$280	$30,144	$30,424	$415	$30,995	$31,410

Redevelopment projects	$16,756	$10	$16,766	$52,884	$306	$53,190

Renovation with no incremental GLA	$374	$2	$376	$212	$187	$399

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$1,775	$749	$2,524	$993	$-	$993
Non-anchor stores	7,363	180	7,543	6,908	446	7,354
Operational capital expenditures	2,961	317	3,278	2,413	353	2,766
Total Property Capital Expenditures	$12,099	$1,246	$13,345	$10,314	$799	$11,113

DEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Total Project Cost (1)	Ownership %	Pro rata Project Cost	Pro rata Project Costs Incurred thru 9/30/2009 (1)	Opening Date	Project Initial Yield

PROPERTY DEVELOPMENTS:
Scottsdale Quarter	Development of new retail/office	$250,000	50%	$125,000	$78,000	Phase 1 Q1-2009 through Q2-2010	8%
Scottsdale, Arizona	620,000 square feet lifestyle center

Total Development		$250,000		$125,000	$78,000

(1) Project costs include items such as construction and design costs, tenant improvments, third party leasing commissions and ground lease payments.
Costs that are excluded are the allocation of internal costs such as labor, development fees, interest and taxes.
Note: Anticipated opening date, estimated project costs and project yield are subject to adjustment as a result of changes (some of which are not under the direct control of the company)  that are inherent in the development process.